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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2005
                                                 ----------------

                             Southwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


              Oklahoma                 0-23064               73-1136584
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(State or other jurisdiction      (Commission file          (IRS Employer
of incorporation)                      number)           Identification Number)


608 South Main Street, Stillwater, Oklahoma  74074
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events

         On August 31, 2005, Joseph P. Root resigned as the President of the Central Oklahoma Division of Stillwater National Bank and Trust Company, the principal banking subsidiary of Southwest Bancorp, Inc. Stillwater National expects to announce a new President of this division in the near future.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Exhibits. None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Southwest Bancorp, Inc.

                                   By   /s/ Rick Green
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                                        Rick Green
                                        President and Chief Executive Officer
Dated: September 1, 2005